UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 16, 2005

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(Sate or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -Financial Information

Item 1.02  Termination of a Material Definitive Agreement

Electronic Data Systems Corporation, a Delaware corporation ("EDS"), has had in place since December 2002 a revolving secured financing arrangement collateralized by certain trade receivables. Maximum borrowings under this facility vary based on the amount of eligible trade receivables but may not exceed $400 million.  No amounts were outstanding under the facility at December 31, 2004 and no amounts are currently outstanding.  Reference is made to the description of this facility in EDS' Form 10-K for the year ended December 31, 2004, and to the Receivables Purchase Agreement and amendments thereto governing the facility filed as exhibits to the Form 10-K, for further information regarding the facility.

On June 16, 2005, Legacy Receivables LLC, a limited liability company of which a subsidiary of EDS is the sole member, notified Citicorp North America, Inc., as Agent under the Receivables Purchase Agreement, of the exercise of its right to terminate such agreement pursuant to the terms thereof.   Such termination will be effective on June 23, 2005.

EDS elected to terminate this facility prior to its December 31, 2005 expiration date because the company believes its current liquidity is more than adequate. Management has stated its intent over the longer-term to maintain liquidity in an amount equal to at least 18 months of forecasted capital expenditures, interest payments, debt maturities and dividend payments.  EDS' current liquidity, excluding this facility, remains greater than such minimum targeted levels.

EDS is maintaining in effect its two credit agreements with bank groups, including Citibank, N.A., as Administrative Agent, which provide for aggregate availability of $1 billion for issuances of letters of credit and general corporate borrowing.

The foregoing statement regarding the adequacy of EDS' liquidity is a forward-looking statement within the meaning of the federal securities laws. Such statement is subject to numerous risks and uncertainties, many of which are beyond EDS' control, which could cause actual results to differ materially from such statement. Reference is made to "Cautionary Statement Regarding Forward Looking Statements" in  Management's Discussion and Analysis of Financial Condition and Results of Operations in EDS' Form 10-Q for the three months ended March 31, 2005, for a discussion of certain of these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

June 16, 2005                                                                                                            By:    /S/ BRUCE N. HAWTHORNE

                                                                                                                                           Bruce N. Hawthorne, Executive Vice
                                                                                                                                           President and Secretary

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